UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2022

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2022, TriNet USA, Inc. (“TriNet”), a subsidiary of TriNet Group, Inc. (the “Company”), entered into an employment agreement with Mr. Jay Venkat, age 45 (the “Employment Agreement”), pursuant to which Mr. Venkat will join TriNet as its Chief Digital and Innovation Officer, effective no later than June 30, 2022. On June 14, 2022, the Board of Directors of the Company (the “Board”) approved Mr. Venkat’s appointment as an executive officer of the Company within the definition of Rule 3b-7 of the Securities Exchange Act of 1934, effective immediately upon the commencement of his employment with TriNet.

Mr. Venkat leads the Technology, Media and Telecom Practice Area in North America for Boston Consulting Group (“BCG”). He is currently the office leader for the Bay Area covering the firm’s offices in San Francisco and Silicon Valley. Mr. Venkat is a subject matter expert in digital and technology transformation including agile ways of working and large scale re-platforming. Since joining BCG in 2003, he has worked with clients across Healthcare, Financial Services, Insurance, Technology and Energy industries on a variety of strategy, product, data and digital topics. Prior to joining BCG, he worked for Halliburton Company as a field engineer in Egypt. Mr. Venkat has an MBA from the Wharton School where he was a Palmer Scholar and an undergraduate degree in Electrical Engineering from the Indian Institute of Technology in Chennai.

Pursuant to the Employment Agreement, Mr. Venkat will be eligible for the following: (i) an annual base salary of $635,000, (ii) participation in TriNet’s annual executive cash incentive plan, with a 2022 target incentive equal to 100% of his annual base salary, pro-rated based on his actual service period in 2022, (iii) subject to approval by the Compensation Committee of the Board (the “Compensation Committee”), equity grants with an aggregate grant date value of $3,000,000, comprised of $1,500,000 in time-vested restricted stock units (the “RSU Award”) and $1,500,000 in performance-based restricted stock units (the “PSU Award”), (iv) a sign-on cash bonus payment of $1,000,000, and (v) participation in TriNet’s standard employee benefit plans that are available to TriNet’s employees generally, as in effect from time to time, subject to the terms and conditions of such plans.

Mr. Venkat’s RSU Award will be subject to the Company’s standard four-year vesting schedule for new hires, with one-fourth of the total shares subject to the RSU Award vesting on the first anniversary of the date of grant, and thereafter one-sixteenth of the total shares vesting on the 15th day of the second month of each calendar quarter after the first anniversary of the date of grant, subject to rounding. Under the PSU Award, Mr. Venkat will earn shares of Company stock based on achievement, as determined by the Compensation Committee, of pre-established performance criteria for the one-year performance period ending December 31, 2022, and 50% of such earned shares (if any) will vest on December 31, 2023, and the other 50% of such shares (if any) will vest on December 31, 2024. Vesting of the RSU Award and PSU Award is conditioned on Mr. Venkat’s continued service on each applicable vesting date.

The foregoing description of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.

Mr. Venkat also will be eligible to participate in the Company’s Amended and Restated Executive Severance Benefit Plan (the “Executive Severance Plan”), which provides for certain severance payments and benefits upon qualifying terminations of employment, including in connection with a change in control of the Company. The foregoing description of the Executive Severance Plan is qualified in its entirety by the full text of the Executive Severance Plan, a copy of which was filed with the Securities and Exchange Commission on April 30, 2018, as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2018.

Mr. Venkat will also enter into the Company’s form indemnity agreement for officers and directors, which provides, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements they may be required to pay in actions or proceedings in which they are or may be made a party by reason of their position as a director, officer or other agent of the Company or its subsidiaries, and otherwise to the fullest extent permitted under the General Corporation Law of the State of Delaware and the Company’s bylaws. The foregoing description is qualified in its entirety by the text of the indemnity agreement, the form of which was filed with the Securities and Exchange Commission on March 4, 2014, as Exhibit 10.8 to the Company’s Amendment No. 4 to Registration Statement on Form S-1/A and is incorporated herein by reference.

There are no family relationships between Mr. Venkat and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1	Executive Employment Agreement, dated as of June 14, 2022, by and between Jay Venkat and TriNet USA, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Executive Employment Agreement, dated as of June 14, 2022, by and between Jay Venkat and TriNet USA, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	June 15, 2022	By:	/s/ Samantha Wellington
		Name:	Samantha Wellington
		Title:	Executive Vice President, Business Affairs, Chief Legal Officer and Secretary